SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 24, 1999
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                              NTL INCORPORATED
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             (Exact Name of Registrant as Specified in Charter)


Delaware                         0-25691                       13-4051921
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)               Identification No.)
 Incorporation)



110 East 59th Street, New York, New York                              10022
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(Address of Principal Executive Offices)                            (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.        Other Events.
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     On October 7, 1999, NTL Incorporated paid by way of a stock dividend,
a 5 for 4 stock split, with respect to its common stock to shareholders of record as of October 4, 1999. The declaration of the stock split was announced on September 24, 1999.

Item 7.        Financial Statements and Exhibits.
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               Exhibits

99.1           Press release, dated as of September 24, 1999

                                 SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             NTL INCORPORATED
                                             (Registrant)


                                             By: /s/ Richard J. Lubasch
                                             --------------------------
                                             Name:   Richard J. Lubasch
                                             Title:  Executive Vice President,
                                                     General Counsel


Dated: October 20, 1999

                               EXHIBIT INDEX
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Exhibit                                                               Page
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99.1           Press release, dated as of September 24, 1999